INCORPORATED UNDER THE LAWS OF
                             THE STATE OF DELAWARE


                 RESTRICTED STOCK - SEE LEGEND ON REVERSE SIDE

           Number                                             Shares
             C-


                               USA FINANCE, INC.

25,000,000 Shares Common Stock              5,000,000 Shares Preferred Stock
  Par Value $.001                             Par Value $.001



                                    SPECIMEN
This Certifies that __________________________________________________ is the

registered holder of _________________________________________________ Shares

                      of Common Stock of USA Finance, Inc.

    transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

 In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this_____________________ day of __________________ A.D. __________



____________________________                       _________________________
                   Secretary                                       President

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE PLEDGED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR AN EXEMPTION THEREFROM.









For Value Received, _______________ hereby sell, assign and transfer unto _______________________________________________________________

_____________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________ Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________     _________

        In presence of          _______________________________________

_____________________________


                    NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
                 MUST CORRESPOND WITH THE NAME WRITTEN UPON THE
             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.